SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                      [x]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

  [ ]   Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [x]   Definitive Proxy Statement

  [ ]   Definitive Additional Materials

  [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            BRAINTECH, INC.
                   ---------------------------------
              (Name of Registrant as Specified In Its Charter)

  -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 [x]   No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)    Title of each class of securities to which transaction applies:

       -------------------------------------------------------------

(2)    Aggregate number of securities to which transaction applies:

       ---------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------------------

(4)    Proposed maximum aggregate value of transaction:

       ---------------------------------------------------------------

(5)    Total fee paid:

       ---------------------------------------------------------------
       [ ]  Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

       ---------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

       ---------------------------------------------------------------

(3)    Filing Party:

       Braintech, Inc.
       ---------------------------------------------------------------

(4)    Date Filed:

       May 8, 2001
       ---------------------------------------------------------------

                            BRAINTECH, INC.
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                ----------------------------------------
                            JUNE 19, 2001
                               1:00 p.m.


To The Shareholders:


       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Braintech, Inc., (the "Annual Meeting") will be held on June 19, 2001 at 1:00 p.m. (Pacific Standard time), at the Four Seasons Hotel, 791 West Georgia Street, Vancouver,
British Columbia, Canada for the following purposes:

1.      To elect directors.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice of annual meeting of shareholders.

        Only shareholders of record at the close of business on April 20, 2001 will be entitled to notice of and to vote at the Annual Meeting of shareholders or any adjournment thereof.

                                   For the Board of Directors
                                   BRAINTECH, INC.

                                   "Grant Sutherland"

                                   GRANT SUTHERLAND
                                   Chairman of the Board of Directors


Vancouver, British Columbia

May 9, 2001

                            IMPORTANT
-------------------------------------------------------------------
Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting.  Promptly signing, dating and returning the proxy will save Braintech the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States or Canada, is enclosed for that purpose. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.
-------------------------------------------------------------------

                           BRAINTECH, INC.
                            ("Braintech")
                          -----------------
                     #113 - 980 West 1st Street
               North Vancouver, British Columbia, Canada
                              V7P 3N4

           PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD JUNE 19, 2001


This proxy statement, which was mailed to shareholders on May 9, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of Braintech, to be voted at the annual meeting of the shareholders of Braintech Inc. (the "Annual Meeting"), which will be held at 1:00 p.m. (Pacific Standard time) on June 19, 2001 at the Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia, Canada for the purposes set forth in the accompanying notice of annual meeting. The shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of Braintech, Mr. W. Grant Sutherland, at or prior to the Annual Meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by Braintech.

Shareholders of record at the close of business on April 20, 2001 will be entitled to vote at the Annual Meeting on the basis of one vote for each share held. On April 20, 2001 there were 59,699,333 shares of common stock outstanding, held by 243 shareholders of record.

SOLICITATION OF PROXIES

The Board of Directors solicits from shareholders of Braintech the proxy accompanying this proxy statement. Proxies may be solicited by Braintech's officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for those services. Solicitations may be made personally, or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. Braintech will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Braintech will pay the cost of proxy solicitation.

VOTING TABULATION

Representatives of Computershare Trust Company of Canada will tabulate votes cast by proxy or in person at the Annual Meeting. A majority of the voting shares, which includes the voting shares present at the meeting in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting.

EFFECT OF AN ABSTENTION AND BROKER NON-VOTES: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favour of or against the election of the nominees or other proposals. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such "non-vote" shall be deemed present at the meeting for purposes of determining a quorum, but not for the purposes of calculating the vote with respect to the proposal on which the broker had no authority to vote.

All dollar figures states in this proxy statement refer to United States dollars (except where specified otherwise). For the purposes of this proxy statement, Canadian dollar amounts have been converted to United States dollars at an exchange rate of Cdn$1.00 = US$0.68, being the average exchange rate during the year ended December 31, 2000.

PROPOSAL ONE - ELECTION OF DIRECTORS
------------------------------------

A board of four (4) directors is to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the proxy holders will vote the proxies received by them for the four nominees named below. In the event that any of the four nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominees who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

NOMINEES

Name of Nominee          Age          Positions with Braintech
---------------          ---          ------------------------
Owen L.J. Jones          49           Chief executive officer and
                                      president
W. Grant Sutherland      55           Chairman and secretary
James L. Speros          42           Vice-president
Edward A. White          56           Chief financial officer and
                                      treasurer

OWEN L.J. JONES has been a director, the chief executive officer, and president of Braintech since December 1993. Prior to becoming a director of Braintech, Mr. Jones was the vice-president of sales, marketing and technology of Evergreen International Technology Inc. ("Evergreen"), which is now Sideware Systems Inc ("Sideware"). Mr. Jones resigned from his position with Evergreen in December 1993. In May 1995, Mr. Jones was elected as a director of Evergreen and shortly thereafter assumed the responsibilities of president and chief executive officer of that company. Between May 1995 and November 30, 2000, Mr. Jones divided his time and effort between the affairs of Sideware and Braintech. Mr. Jones resigned as the president of Sideware on October 16, 2000, and as a director of Sideware on November 30, 2000. Mr. Jones now works full time for Braintech. Mr. Jones is not a director of any other public companies.

W. GRANT SUTHERLAND was appointed as a director, the chairman and secretary of Braintech in November 1995. Mr. Sutherland is a licensed lawyer in the Province of British Columbia, and has been engaged in the private practice of law for 29 years, currently as a partner in the Vancouver law firm Sutherland Johnston. Mr. Sutherland has also been a director of Sideware since May 1993. Since November 1995, Mr. Sutherland has devoted the majority of his time and effort to the affairs of Braintech and Sideware.
Mr. Sutherland spends approximately 20% of his time on the affairs of Braintech and approximately 80% of his time on the affairs of Sideware. Mr. Sutherland is not a director of any public companies other than Braintech and Sideware.

JAMES L. SPEROS was appointed a director and vice-president of Braintech, on September 15, 1998. Mr. Speros is also a director, the chief executive officer and president of Sideware and of Sideware Corp., a wholly owned subsidiary of Sideware. From June 1993 to January 1997 Mr. Speros was the president and owner of two professional sports franchises, the Baltimore Stallions and Montreal Alouettes of the Canadian Football League. From January 1997 to February 1999 Mr. Speros was president of Exploration Mirandor, a mining exploration company. Mr. Speros was also a director of Consolidated Maymac Petroleum Corp. from September 9, 1999 to March 5, 2001. Consolidated Maymac Petroleum Corp. is a public company trading on the Canadian Venture Exchange.

EDWARD A. WHITE was appointed a director, the chief financial officer and treasurer of Braintech effective November 1, 2000. Mr. White has been a member of the British Columbia Institute of Chartered Accountants for 26 years and, for 23 of those years, Mr. White practiced as a self-employed chartered accountant serving clients in both the public and private sectors. Mr. White has been a director of Sideware since October 1995, a director and officer of Bravo Resource Partners Ltd. since February 1987 and a director and officer of West African Venture Exchange Corp. since March 1993. Bravo Resource Partners Ltd. and West African Venture Exchange Corp. each trade on the Canadian Venture Exchange.

In 1995, Owen L.J. Jones and W. Grant Sutherland were directors of Sideware when two bankruptcy petitions under the Bankruptcy and Insolvency Act (Canada) were brought in the Supreme Court of British Columbia against Sideware. The Supreme Court of British Columbia dismissed both bankruptcy petitions against Sideware in January 1998.

The directors will hold office until they resign, or until their successors are elected.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

Under the State of Nevada Private Corporations Act, directors are elected by a plurality of votes represented in person or by proxy at the meeting. The Board of Directors recommends that the shareholders vote for the Board of Directors' nominees for directors.

EXECUTIVE COMPENSATION
----------------------

BOARD OF DIRECTORS

Braintech currently provides the following cash compensation to its directors:

OWEN L.J. JONES. Since October 16, 2000 Mr. Jones has worked full time for Braintech. Prior to October 16, 2000, Mr. Jones divided his time between Sideware and Braintech. Since January 1, 2001, Mr. Jones has worked for Braintech without salary. Between January 1, 2000 and December 31, 2000, Braintech paid Mr. Jones a salary of $2,500 per month. Between June 1, 1998, and December 31, 1999, Mr. Jones received payments totalling $6,800 per month from Techwest Management Inc. Braintech shared responsibility for those payments with Sideware, paying 50% during 1998 and 20% during 1999. Prior to June 1, 1998, Mr. Jones' monthly payments, then shared equally with Sideware, were $3,400 per month. Mr. Jones also holds stock options as listed in the table below. Mr. Jones receives no other compensation from Braintech or its subsidiary, Brainware Systems, Inc.

W. GRANT SUTHERLAND. Since January 1, 2001 Mr. Sutherland has worked for Braintech without salary. From January 1, 2000 to December 31, 2000, Braintech paid Mr. Sutherland a salary of $2,500 per month. Between May 1, 1998 and December 31,1999 Mr. Sutherland received payments totalling $6,800 per month. Braintech shared responsibility for those payments with Sideware, paying 50% during 1998 and 20% during 1999. Mr. Sutherland also holds stock options as listed in the table below. Mr. Sutherland receives no other compensation from Braintech or its subsidiary, Brainware Systems, Inc.

JAMES L. SPEROS. Mr. Speros holds options to acquire 300,000 shares at $0.20 per share, but does not receive a salary from Braintech. Mr. Speros receives no other compensation from Braintech or its subsidiary, Brainware Systems, Inc.

EDWARD A. WHITE. Mr. White receives a salary of $6,800 per month from Braintech. Mr. White also holds stock options to purchase 500,000 shares at a price of $0.25 per share. Mr. White receives no other compensation from Braintech or its subsidiary, Brainware Systems, Inc.

The aggregate amount of cash remuneration, which Braintech paid to its directors and officers as a group, was approximately
$73,600 during the fiscal year ended December 31, 2000.

BOARD OF DIRECTORS - STOCK OPTIONS

The following table shows the stock options held by the Board of Directors as at December 31, 2000.



Name           Options      Number         Number      Exercise     Market Value    Expiry Date
               Granted     Exercised     Outstanding    Price       of Underlying     (m/d/y)
                                                                Shares at Date
                                                                    of Grant
Owen L.J.       200,000       Nil           200,000      $0.25         $0.20          11/30/05
Jones         1,500,000       Nil         1,500,000      $0.20         $0.23          12/16/02
                 27,500       Nil            27,500      $0.20         $0.19          04/19/04
w. Grant        200,000       Nil           200,000      $0.25         $0.20          11/30/05
Sutherland    1,500,000    1,420,000(1)      80,000      $0.20         $0.23          12/16/02
                 27,500       Nil            27,500      $0.20         $0.19          04/19/04
James L.        300,000       Nil           300,000      $0.20         $0.20          04/19/04
Speros
Edward A.
White           500,000       Nil           500,000      $0.25         $0.20          11/30/05


(1) Mr. Sutherland exercised options to acquire 300,000 shares at $0.20 per share in August 1998 and 1,120,000 shares at $0.20 per share in January 2000.

Braintech does not have a long-term incentive plan nor has Braintech granted any stock appreciation rights.

NAMED EXECUTIVE OFFICER

During the last completed fiscal year, the Chief Executive
Officer of Braintech, Owen L.J. Jones, was the only named executive officer of Braintech. The following table shows compensation paid by Braintech to Mr. Jones during the last three fiscal years.

                      SUMMARY COMPENSATION TABLE

                   Annual Compensation      Long Term Compensation
Name and                                           Awards            Payouts  All other
Principal                                   Restricted   Securities           Compensation
Position     Year   Salary  Bonus Other     Stock        Underlying
                                            Awards       OptIons/SARs


Owen L.J     2000   $30,000  Nil  Nil       Nil           200,000      Nil     Nil
Jones
President,   1999   $16,320  Nil  Nil       Nil            27,500      Nil     Nil
CEO and
Director     1998   $34,300  Nil  Nil       Nil              Nil       Nil     Nil



The following table sets forth information on grants of stock options to our Chief Executive Officer during our last fiscal year:

                     OPTION / SAR GRANTS IN LAST FISCAL YEAR



Name            Number of       Percent of       Exercise or   Expiration       Grant date
                securities      total options/   base price    date             present
                underlying      SARs granted to                                 value (1)
                Options /       employees in
                SARs granted    fiscal year



Owen Jones      200,000          8.2%             $0.25       November 30, 2005   $0


(1) Grant date present value was calculated by multiplying the number of option shares by the difference between the exercise price and the closing trading price on the date of grant.


The following table sets out the options exercised by Mr. Jones during the last fiscal year.

          Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End
                            Option / SAR Values


             Shares acquired   Value realized  Number of securities     Value of unexercised
Name         on exercise                       underlying unexercised   in-the-money options /
                                               options / SARS at end    SARs at end of fiscal
                                               of fiscal year           year
                                               ----------------------   ---------------------
                                               Exercisable/Unexercisable


Owen Jones      Nil             Nil             1,727,500(1) / Nil         Nil(2)/ Nil



(1) The total of 1,727,000 options granted to Mr. Jones represents 1,500,000 options granted to Mr. Jones pursuant to a directors' resolution dated December 17, 1997, 27,500 options granted to Mr. Jones during the fiscal year ended December 31, 1999 and 200,000 options granted to Mr. Jones during the fiscal year ended December 31, 2000.

(2) The closing price for our shares on the OTC-Bulletin Board as of December 29, 2000 was $0.15.

PRINCIPAL SHAREHOLDERS
-----------------------

The following table sets forth certain information regarding beneficial ownership of common stock, as of May 2, 2001 by (i) each shareholder whom Braintech management knows to be the beneficial owner of more than 5% of outstanding shares, (ii) each of Braintech's directors and executive officers, and (iii) all directors and executive officers as a group:



NAME AND ADDRESS              NUMBER OF SHARES         PERCENTAGE OF SHARES
OF BENEFICIAL OWNER         BENEFICIALLY OWNED (1)    BENEFICIALLY OWNED (1)
Owen L.J. Jones*(2)              6,327,501                   11.28%
113 - 980 W. 1st North
Vancouver, B.C., Canada
V7P 3N4

W. Grant Sutherland*(3)          5,542,499                   10.13%
1600 - 777 Dunsmuir St.
Vancouver B.C.
V7Y 1K4

James L. Speros*(4)                300,000                    0.56%
1111 Grand Hamptons Dr.
Herndon, Virginia
20170

Edward A. White*(5)              1,125,001                    2.08%
416-5 K de K Court
New Westminster B.C.
V3M 6B6

All executive officers and      13,295,001                   22.98%
directors as a group (4
Persons)(6)


* Denotes Director of the Company
_________

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 2, 2001 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Includes 1,577,500 shares issuable pursuant to stock options and 833,334 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

(3) Includes 157,500 shares issuable pursuant to stock options and 833,333 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

(4) Includes 300,000 shares issuable pursuant to stock options exercisable within 60 days.

(5) Includes 125,000 shares issuable pursuant to stock options and 333,334 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

(6) Includes 2,160,000 shares issuable pursuant to stock options and 2,000,001 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

Braintech is unaware of any arrangements, the operation of which may at a subsequent date result in a change of corporate control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

Braintech has had several transactions with Sideware. Sideware is a software development company whose shares trade on the TSE and through the OTC-Bulletin Board. Three of the four directors of Braintech: W. Grant Sutherland, James L. Speros and Edward A. White, are all directors and shareholders of Sideware. Owen L.J. Jones was previously the president and a director of Sideware.
He resigned as president effective October 16, 2000 and as a director effective November 30, 2000.

Mr. Sutherland, Mr. Speros, and Mr. White, own the following interests in Sideware as at February 28, 2001, inclusive of warrants and options exercisable within 60 days.

     Name             Number of Shares    % of Issued and Outstanding
     ----             ----------------    ---------------------------
  W. Grant Sutherland     4,554,100                   6.7%
  James L. Speros         2,464,400                   3.6%
  Edward A. White           344,530                   0.5%

While Braintech has common directors and principal shareholders with Sideware, the companies' businesses are separate. The companies raise their financing separately, and do not share the proceeds from their separate issuances of securities. The companies also own separate technology, and do not share their intellectual property except under express license agreements, such as the Wizmaster agreement, explained below.

TRANSACTIONS WITH SIDEWARE

Transactions between Braintech and Sideware during the last two fiscal years have been as follows:

        1.    COST SHARING AGREEMENT

Braintech previously shared all of its office premises in North
Vancouver and Vancouver, and some of its personnel, with Sideware. Accordingly, Braintech shared the cost of those premises and personnel. The personnel involved included accounting personnel and other part time employees.

Prior to 1999, Braintech shared the common costs equally with Sideware under a cost sharing agreement made in October 1996.

In October 1999, Braintech entered into a cost sharing and allocation agreement with Sideware. Under that agreement, Braintech agreed with Sideware to re-allocate the common costs 20% to Braintech and 80% to Sideware, effective from January 1, 1999. The reason for the re-allocation of costs was the substantially greater level of business conducted by Sideware, and its corresponding greater use of the common premises and personnel.

Techwest Management Inc., a private management company in which Owen Jones and Grant Sutherland each hold a 50% interest, administered the shared costs between Sideware and Braintech. Techwest Management Inc. passed on the shared costs through to Braintech and to Sideware at its cost, without any mark-up.

From time to time, either Braintech's payments or those of Sideware exceeded the proportionate share required under the cost sharing arrangement, giving rise to indebtedness between Braintech, Sideware and Techwest Management Inc. Through much of 1998 and 1999, Braintech was indebted to Sideware, as Braintech did not have sufficient cash available to pay its proportionate share of the common operating costs. As of March 16, 2001, there is no further intercorporate indebtedness between Sideware and Braintech.

During the second quarter of 2000, Braintech moved its operations to its new premises located at Unit 113-980 West 1st Street, North Vancouver, V7P 3N4. Braintech entered into a letter agreement with Sideware dated November 1, 2000 that allowed Braintech to retain office space for four of its employees, and to utilize the services of some Sideware personnel during a transitional period. As of March 1, 2001, Braintech no longer makes any use of the premises or of the services of any Sideware personnel.

       2.     PURCHASE OF COMPUTER EQUIPMENT.

During the last three years, Braintech has purchased computer equipment from Sideware that cost Braintech approximately $26,000 in 1998, $21,000 in 1999 and $19,400 in 2000.

Braintech purchases most of its computer equipment through
Sideware owing to favorable pricing on IBM equipment available to
Sideware.   Sideware charged a mark-up on the initial purchases,
but its current policy is to pass the equipment onto Braintech at cost.

       3.    WIZMASTER

Braintech entered into a software development and license agreement dated September 20, 1999 with Sideware. Under that agreement, Braintech developed a program named the "Wizmaster", for incorporation into Sideware's "Dr. Bean" program, now part of Sideware's Enterprise Interaction Suite. The Enterprise Interaction Suite is electronic customer relations management software that supports live chat over the Internet between companies and their customers.

Sideware agreed to pay for developing Wizmaster on a cost plus 10% basis. The total amount paid by Sideware was approximately $11,200, exclusive of taxes. Sideware acquired, at no further charge, a perpetual worldwide license to use Wizmaster in its products. Braintech was prohibited from licensing Wizmaster to any other software developer (but not to systems integrators) for a period of one year from the date Wizmaster became generally available to purchasers of Sideware products (which occurred in December 1999). Braintech is no longer prohibited from licensing Wizmaster to any other software developer.

      4.    KOSTIUK LITIGATION

Effective October 31, 1998 Sideware purchased an interest in the proceeds of a judgment which Braintech obtained on April 2, 1998 against John Kostiuk, in the amount of $300,000, in British Columbia Supreme Court Action No. C972736. Sideware paid
$136,000 on account of the purchase price, which was subject to adjustment depending on the benefit ultimately received by Sideware pursuant to the judgment. On March 18, 1999 the British Columbia Court of Appeal allowed an appeal from the judgment. As a result, Braintech repaid the $136,000. Braintech did file an Application for Leave to Appeal to the Supreme Court of Canada; however, in late September 2000 Braintech settled its legal dispute with Mr. Kostiuk and the parties have exchanged mutual releases. Braintech received no monies and incurred no costs except for legal costs.

      5.    NETMEDIA SYSTEMS INC. VENTURE

In November 1995 Braintech entered into a license agreement with NetMedia Systems Inc., a private company in which Owen L.J. Jones and W. Grant Sutherland held 24% and 30% interests respectively, and a joint venture agreement with NetMedia Systems Inc. and Sideware. None of the business contemplated by the agreements proceeded, with the result that the agreements were terminated in October 1999. NetMedia Systems Inc. has since been dissolved.

      6.    SIDEWARE PARTNER PROGRAM

Braintech has entered into a re-seller agreement, under which Braintech participates in the Sideware Partner Program.
Participants in Sideware Partner Program purchase Sideware products for re-sale at specified discounts.

OTHER TRANSACTIONS INVOLVING DIRECTORS

Other transactions within the last year of which the directors of Braintech have an interest are as follows:

Effective July 1, 1999, along with Sideware, Braintech acquired an interest in the leasehold premises at 1600 - 777 Dunsmuir Street, Vancouver, B.C., by assignment from SJM Management Ltd. SJM Management Ltd. is a private company in which the Chairman of Braintech, W. Grant Sutherland, holds a one third interest. Effective January 1, 2001 Braintech relinquished its interest in those premises to Sideware, as Sideware makes substantially greater use of the premises than Braintech does. Braintech continues to pay Sideware approximately $450 per month for Braintech's use of the premises.

Braintech has acquired legal services from the law firm Sutherland Johnston, of which W. Grant Sutherland is a partner. The amount of such legal services prior to December 31, 1998 was not material. During the fiscal year end of December 31, 1999 Sutherland Johnston performed approximately $68,000, worth of legal services for Braintech. For the period ending December 31, 2000, Sutherland Johnston has performed approximately, $38,000 worth of legal services for Braintech.

During Braintech's last three fiscal years and first quarter of 2001, W. Grant Sutherland has directly or indirectly acquired the following shares in private placements:

- 780,000 shares at a price of $0.25 per share in a private placement conducted in April and June 1998;
- 300,000 shares at a price of $0.20 per share in a private placement conducted in September - November1998;
- 1,000,000 shares at a price of $0.15 per share in a private placement conducted in March 1999;
- 1,000,000 shares at a price of $0.15 per share in a private placement conducted in September 1999;
- 135,000 shares at a price of $0.15 per share in a private placement conducted in October 1999;

- 150,000 shares at a price of $0.60 per share in a private placement conducted in December 1999; and;
- 1,666,666 shares at a price of $0.15 per share in a private placement conducted in last quarter of 2000 and first quarter of 2001. For each two shares purchased, Beau J Holdings Ltd., a private company owned by Mr. Sutherland, received one share purchase warrant, which entitles the company to purchase one additional share for one year at $0.20 per share.

During Braintech's last three fiscal years and first quarter of 2001 Owen L.J. Jones has directly acquired the following shares in private placements:

- 1,000,000 shares at a price of $0.15 per share in a private placement conducted in March 1999; and
- 1,666,667 shares at a price of $0.15 per share in a private placement conducted in last quarter of 2000 and first quarter of 2001. For each two shares purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.20 per share.

During the first quarter of 2001, Edward A. White acquired 666,667 shares in a private placement. Mr. White provided Braintech with a demand promissory note in the amount of $100,000 without interest to pay for the shares and has signed an agreement to hold the share certificate and warrant certificate in escrow. The date of the agreement is February 27, 2001. According to the agreement, the shares and warrants issued to him will remain in escrow until he submits full payment to Braintech. For each two shares purchased, Mr. White received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.20 per share. If Mr. White fails to pay the demand promissory note, Braintech will cancel the share certificate and warrant certificate issued to him.

Braintech does not have established policies about entering into future transactions with affiliates. Management addresses individual transactions on their individual merits.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
-------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Braintech and persons who own more than 10% of the common stock of Braintech (collectively "Reporting Persons") to file reports of ownership and changes in ownership of its common stock. SEC regulations require Reporting Persons to give Braintech copies of all section 16(a) reports they file. Based solely on Braintech's review of copies of those reports or written representations from Reporting Persons, Braintech believes that during the last fiscal year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements except as follows:

- W. Grant Sutherland filed a Form 4 relating to transactions in January 2000 on February 25, 2000, 14 days late. The Form 4 reported 96 transactions.
- Edward A. White filed a Form 3, reporting his initial security holdings, on March 29, 2001, approximately four and one half months late. The Form 3 disclosed nil security positions as of November 11, 2000.
- W. Grant Sutherland filed a Form 5 relating to transactions during 2000 on March 29, 2001, which was 42 days late. The Form 5 reported a single grant of stock options.
- Owen L.J. Jones filed a Form 5 relating to transactions during 2000 on March 29, 2001, which was 42 days late. The Form 5 reported a single grant of stock options.
- Edward A. White filed a Form 5 relating to transactions during 2000 on March 29, 2001, which was 42 days late. The Form 5 reported a single grant of stock options.

                                  -11-
COMMITTEES
----------

The Board of Directors does not have standing audit, nominating, or compensation committees. During the 2000 fiscal year, the Board of Directors transacted all business by resolutions in writing consented to by all of the Directors.

AUDITORS
--------

KPMG, LLP are the independent public accountants for Braintech for the fiscal year ending December 31, 2000 and the current fiscal year. Representatives of KPMG, LLP will not be present at the Annual Meeting.

AUDIT FEES

The aggregate fees billed by KPMG, LLP to Braintech for professional services rendered for the audit of the annual financial statements of Braintech and for review of the financial statements included in the quarterly reports filed by Braintech during 2000 are approximately as follows:

Audit of financial statements for the year ended 2000        $18,496
Review of annual report on Form 10-KSB                       $ 2,040
Quarterly reviews including review of Form 10-QSB            $27,161

ALL OTHER FEES

The aggregate fees billed by KPMG, LLP to Braintech during the 2000 fiscal year for research assistance and for review of a registration statement on Form S-1 and Form S-8 were approximately $8,296.

The Board of Directors considers the professional services provided by KMPG, LLP to Braintech to be compatible with maintaining the principal accountants' independence.

KEY EMPLOYEES
-------------

Babak Habibi is a key employee of Braintech and is currently the vice-president of engineering. Mr. Habibi supervises the design, development and deployment of the machine vision systems developed by Braintech and is also involved in the design of the Internet based service and support system. Mr. Habibi holds a Bachelor's and Master's Degree in Applied Science from the University of Waterloo.

SHAREHOLDER PROPOSALS
----------------------
The Annual Meeting is being held more than 30 calendar days from last year's annual meeting of shareholders, which was held May 17, 2000. As a result, the deadline for Braintech to receive shareholder proposals for presentation at the annual meeting of shareholders to be held in 2002 is a reasonable period of time before Braintech begins to print and mail out proxy materials for that annual meeting. Braintech anticipates that mail out of proxy materials for next year's annual meeting of shareholders will occur in April 2002. Accordingly, Braintech requests that shareholders submit any shareholders proposals before April 2002 so that Braintech may include such proposals in the proxy statement and form of proxy to be distributed to shareholders next year. Braintech reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                               -12-
OTHER MATTERS
-------------
The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

The following documents are hereby incorporated by reference into this proxy statement:

- annual report on form 10-KSB for the year ended December 31, 2000.

     DATED:    Vancouver, British Columbia, May 9, 2001.

                 BY ORDER OF THE BOARD OF DIRECTORS

                        "Grant Sutherland"

                       Chairman of the Board

                          BRAINTECH, INC.
                    #113 - 980 West 1st Street
                       North Vancouver, BC
                             V7P 3N4

                         BRAINTECH, INC.

                             PROXY
              FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD JUNE 19, 2001

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Owen L. J. Jones and W. Grant Sutherland and each of them as Proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of common stock of which the undersigned is entitled to vote at the annual meeting of shareholders to be held on June 19, 2001 at 1:00 p.m. (Pacific Standard time) at the Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia, Canada and any adjournments thereof, on the matter, set forth below:

1.    To elect as a director:    In Favour    Withhold Vote

         OWEN L.J. JONES           [ ]             [ ]

         W. GRANT SUTHERLAND       [ ]             [ ]

         JAMES L. SPEROS           [ ]             [ ]

         EDWARD A. WHITE           [ ]             [ ]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual meeting of shareholders.

This proxy will be voted as directed or, if no direction is indicated, this proxy will be voted for every item listed above.

                                   Dated:___________________, 2001


                                   --------------------------------
                                   Signature


                                   --------------------------------
                                   Signature if shares held jointly

This proxy should be signed by the shareholder exactly as his/her name appears hereon, when shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date, and return proxy card promptly using the enclosed envelope.